UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2026
DEFI DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, FL	33487
(Address of registrant’s principal executive office)	(Zip code)
(561) 559-4111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock	DFDVW	The Nasdaq Stock Market LLC
Variable Rate Series C Perpetual Preferred Stock, par value $0.00001	CHAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 3, 2026, DeFi Development Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with R.F. Lafferty & Co., Inc., as the sole book-running manager and underwriter (the “Underwriter”), relating to the issuance and sale in an underwritten offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), of 1,375,000 shares (the “Shares”) of the Company’s Variable Rate Series C Perpetual Preferred Stock, par value $0.00001 per share (the “CHAD Stock”) at a public offering price of $8.00 per share. The Company has also granted the underwriter a 30-day option to purchase an additional 206,250 shares at the public offering price. Certain terms of the CHAD Stock are described in more detail in this Current Report under Item 3.03 and is incorporated by reference into this Item 1.01.

The issuance and sale of the CHAD Stock settled on September 8, 2026. The net proceeds from the Offering were approximately $10.3 million, after deducting the underwriting discounts and commissions and the Company’s estimated offering expenses. The Company utilized the net proceeds from the Offering to pay for general corporate purposes, including for working capital purposes, acquiring SOL and strategic initiatives.

The Underwriting Agreement contained customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-295142) on file with the Securities and Exchange Commission (the “SEC”). The Offering was made only by means of a prospectus supplement and an accompanying prospectus.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

In connection with the issuance of the CHAD Stock, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Nevada Secretary of State effective on September 3, 2026 designating 2,200,000 shares, and establishing the terms, of the CHAD Stock.

The CHAD Stock accumulates cumulative dividends (“regular dividends”) at a variable rate (as described below) per annum on the stated amount of $10 per share (the “stated amount”) thereof. Regular dividends will be payable when, as and if declared by the Company’s board of directors (“Board”) or any duly authorized committee thereof, out of funds legally available for their payment, on each business day of each calendar month (“regular dividend payment date”) based on the applicable monthly regular dividend rate per annum. The first regular dividend payment will occur on October 1, 2026 and will be payable to holders of record as of the close of business on September 30, 2026 as a single payment for the period from the initial issuance date through September 30, 2026, and will not be subdivided into daily installments. Thereafter, regular dividends will be payable on each business day, when, as and if declared by the Board or any duly authorized committee thereof. The applicable dividend is expected to be declared by the Board or any duly authorized committee thereof for each monthly period in advance. Payments for regular dividends will be calculated for each month and subdivided and paid on each regular dividend payment date in equally divided installments based on the number of regular dividend payment dates in each calendar month. Holders of record as of the close of business on the immediately preceding business day will be entitled to receive the applicable regular dividend payment.

The initial monthly regular dividend rate per annum is 13.00%. Thereafter, prior to the commencement of each calendar month, the Board or a duly authorized committee thereof will determine the monthly regular dividend rate per annum applicable to the CHAD Stock at least monthly and may determine or adjust the regular dividend rate more frequently, in its sole absolute discretion, based on market conditions, the trading price of the CHAD Stock, prevailing interest rates, comparable market yields, the Company’s liquidity and capital needs and such other factors as the Board or such committee determines to be relevant. The Board’s right to adjust the regular dividend rate will be subject to certain restrictions. For example, the Board will not be able to reduce the regular dividend rate by more than 50 basis points. The Company’s current intention (which is subject to change in the Company’s sole and absolute discretion) is to adjust the monthly regular dividend rate per annum in such manner as the Company believes will maintain the CHAD Stock’s trading price within its stated long-term range of $9.95 and $11.00 per share. Declared regular dividends on the CHAD Stock will be payable solely in cash. In the event that any accumulated regular dividend on the CHAD Stock is not paid on the applicable regular dividend payment date and remains unpaid on (i) the date which is 30 calendar days from the initial issue date and (ii) subsequently, the final calendar day of each calendar month (the “monthly dividend compliance date”) that is concurrent with or subsequent to the applicable regular dividend payment date (or, if such monthly dividend compliance date is not a business day, the next business day), then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded monthly. The compounded dividend rate applicable to any unpaid regular dividend that was due and unpaid on such monthly dividend compliance date (or, if such monthly dividend compliance date is not a business day, the next business day) will initially be a rate per annum equal to 13.00% plus 25 basis points; provided, however, that, until such regular dividend, together with compounded dividends thereon, is paid in full, such compounded dividend rate will increase by 25 basis points per month for each subsequent regular dividend period, up to a maximum dividend rate of 20% per annum.

At the closing of the Offering, the Company established a dividend reserve in an amount equal to the first 12 months of dividend payments (assuming dividend payments are made at a rate of 13.00% per annum) calculated as of the date of the Offering and deposited $1.30 per share of CHAD Stock into a separate account funded by the Company with existing cash and cash equivalents, financial instruments and/or digital assets.

The CHAD Stock has a par value of $0.00001 per share and initially has a liquidation preference of $10.00 per share, subject to adjustment as set forth below (the “Liquidation Preference”). The CHAD Stock ranks senior to the Company’s common stock, $0.00001 par value per share (the “Common Stock”), with respect to the payment of dividends and the distribution of assets upon the Company’s liquidation, dissolution or winding up. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then the holders of CHAD Stock will be entitled to receive payment for the Liquidation Preference of, and all accumulated and unpaid regular dividends and any compounded dividends on, their shares of CHAD Stock out of the Company’s assets or funds legally available for distribution to its stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, holders of the Common Stock or other junior stock. The CHAD Stock is junior to the Company’s existing and future indebtedness and structurally junior to the liabilities of the Company’s subsidiaries.

The Liquidation Preference of the CHAD Stock is initially $10.00 per share. Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of the CHAD Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the Liquidation Preference per share of CHAD Stock will be adjusted to be the greatest of (i) the stated amount per share of CHAD Stock; (ii) in the case of any business day with respect to which the Company has, on such business day, executed any sale transaction to be settled by the issuance of CHAD Stock, an amount equal to the last reported sale price per share of CHAD Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of CHAD Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

The Company has the right, at its election, to redeem all, or any whole number of shares, of the issued and outstanding CHAD Stock, at any time, and from time to time, on a redemption date on or after the first date on which the CHAD Stock is listed on any of The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors), at a cash redemption price per share of CHAD Stock to be redeemed equal to $11.00 (or such higher amount as may be chosen in the Company’s sole discretion, it being understood that such higher amount (or the formula to determine such higher amount) will be announced by prior public notice and/or set forth in the applicable relevant notice of redemption), plus accumulated and unpaid regular dividends, if any, thereon to, and including the redemption date. The Company also has the right, at its election, to redeem all, but not less than all, of the CHAD Stock, at any time, for cash if the total number of shares of all CHAD Stock then outstanding is less than 25% of the total number of shares of CHAD Stock originally issued in the Offering and in any future offering, taken together (such redemption, a “clean-up redemption”). In addition, the Company has the right to redeem all, but not less than all, of the CHAD Stock if certain tax events occur (such redemption, a “tax redemption”). The redemption price for any CHAD Stock to be redeemed pursuant to a clean-up redemption or a tax redemption will be a cash amount equal to the liquidation preference of the CHAD Stock to be redeemed as of the business day before the date on which the Company provides the related redemption notice, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date.

If an event that constitutes a “Fundamental Change” under the Certificate of Designation governing the CHAD Stock occurs, then, subject to certain limitations, holders of the CHAD Stock will have the right to require the Company to repurchase some or all of their shares of CHAD Stock at a cash repurchase price equal to the stated amount of the CHAD Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the Fundamental Change repurchase date.

The CHAD Stock has voting rights with respect to certain amendments to the Company’s articles of incorporation or the Certificate of Designation, certain business combination transactions and certain other matters. However, holders of the CHAD Stock will not always be entitled to vote with holders of Common Stock on matters on which holders of Common Stock are entitled to vote.

If (in each case, subject to the Certificate of Designation) (i) less than the full amount of accumulated and unpaid regular dividends on the outstanding CHAD Stock have been declared and paid within 60 days of the following monthly dividend compliance date in respect of each of 12 or more consecutive monthly dividend compliance dates; or (ii) less than the full amount of accumulated and unpaid regular dividends on the outstanding CHAD Stock have been declared and paid by the following monthly dividend compliance date in respect of each of 24 or more consecutive monthly dividend compliance dates, then, in each case, subject to certain limitations, if then required under the Company’s articles of incorporation or bylaws in order to increase the size of the Board, the Company will obtain board and/or shareholder approval to amend its articles of incorporation to increase the authorized number of its directors by one (or, to the fullest extent permitted under the Nevada Revised Statutes and the Company’s articles of incorporation, the Company will cause the office of one director to be vacated) and the holders of the CHAD Stock, voting together as a single class with the holders of each class or series of “Voting Parity Stock” (as defined in the Certificate of Designation) with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, will have the right to elect one director (a “Preferred Stock Director”) to fill such vacant directorship at the Company’s next annual meeting of stockholders (or, if earlier, at a special meeting of the Company’s stockholders called for such purpose). If, thereafter, all accumulated and unpaid dividends on the outstanding CHAD Stock have been paid in full, then the right of the holders of the CHAD Stock to elect any Preferred Stock Directors will terminate. Upon the termination of such right with respect to the CHAD Stock and all other outstanding Voting Parity Stock, if any, the term of office of each person then serving as a Preferred Stock Director will immediately and automatically terminate (and, if the authorized number of the Company’s directors was increased by one or two, as applicable, in connection with such election, then the authorized number of the Company’s directors will automatically decrease by one or two, as applicable).

The above description of the Certificate of Designation and the terms of the CHAD Stock is a summary and is not complete. A copy of the Certificate of Designation and the form of the certificate representing the CHAD Stock are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Certificate of Designation and the CHAD Stock set forth in such exhibits.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information set forth above in this Current Report under Item 3.03 is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On September 4, 2026, the Company issued a press release relating to the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On September 8, 2026, the Company issued a press release relating to the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto constitute an offer to sell or the solicitation of an offer to buy any securities.
Cautionary Note Regarding Forward-Looking Statements.
This Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to, market risks, trends and conditions, and are more fully described in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports the Company files with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 3, 2026, between DeFi Development Corp. and R.F. Lafferty & Co., Inc.
3.1
Certificate of Designation establishing the CHAD Stock (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form 8-A filed with the Securities and Exchange Commission on September 3, 2026 (File No. 001-41748)).

4.1	Form of certificate representing the CHAD Stock (included as Exhibit A to Exhibit 3.1).
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1 hereto).
99.1	Press Release of DeFi Development Corp. dated September 4, 2026.
99.2	Press Release of DeFi Development Corp. dated September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO